SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 26-Dec-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware                   333-83816-08             13-3439681
(State or Other            (Commission              (I.R.S. Employer
Jurisdiction of            File Number)             Identification
Incorporation)                                      Number)

388 Greenwich
New York, NY                            10013
(Address of Principal                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On                26-Dec-03a scheduled distribution was made from the
              trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                  26-Dec-03The Monthly Report is filed pursuant to and
              in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.            Item 1: Legal Proceedings:            NONE

D.            Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certificateholders:
		  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distribution Report dated                   26-Dec-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        12/26/2003



    Class         Cusip         Beg         Prin
AV-1            79549ARV3    48994358.75  3083171.39
AV-2            79549ARW1    12345030.68  2455757.39
AF              79549ARU5   101215611.51  3476185.29
M-1             79549ARX9    15894000.00        0.00
M-2             79549ARY7    14512000.00        0.00
B-1             79549ARZ4     8016000.00        0.00
B-2             79549ASA8     2073000.00        0.00
N*                 NA         6080555.15   923002.68
X               7966459y7  N/A                  0.00
Total                       203050000.94  9938116.75

                   Int        Losses        End
AV-1               64497.33    0.00      45911187.36
AV-2               17739.55    0.00       9889273.29
AF                290994.88    0.00      97739426.22
M-1                28313.95    0.00      15894000.00
M-2                37723.64    0.00      14512000.00
B-1                31881.69    0.00       8016000.00
B-2                 7352.31    0.00       2073000.00
N*                 47659.88     N/A       5157552.47
X                      0.00     N/A     N/A
Total             526163.23    0.00     194034886.87
* Notional
                    AMOUNTS PER $1,000 UNIT

    Class         Prin          Int        Total
AV-1            46.95304023 0.98221777  47.93525801
AV-2           121.61429150 0.87849998  122.49279148
AF              23.98146499 2.00751195  25.98897694
M-1              0.00000000 1.78142381   1.78142381
M-2              0.00000000 2.59947905   2.59947905
B-1              0.00000000 3.97725674   3.97725674
B-2              0.00000000 3.54670043   3.54670043
N               53.50740186 2.76289159  56.27029345
X                0.00000000 0.00000000   0.00000000

              Int. Carryove   Remaining
    Class       Shortfall  Int. Carryover
AV-1              0.00              0.00
AV-2              0.00              0.00
AF                0.00              0.00
M-1               0.00              0.00
M-2               0.00              0.00
B-1               0.00              0.00
B-2               0.00              0.00
N                 0.00              0.00
X                 0.00              0.00

    Class          End        Losses        Rate
AV-1           699.17288301   0.00000000    1.52875%
AV-2           489.73769582   0.00000000    1.66875%
AF             674.28356926   0.00000000    3.45000%
M-1           1000.00000000   0.00000000    2.06875%
M-2           1000.00000000   0.00000000    3.01875%
B-1           1000.00000000   0.00000000    4.61875%
B-2           1000.00000000   0.00000000    4.11875%
N              298.98854887   0.00000000   10.00000%
X                0.00000000   0.00000000          NA

Distribution Date:             26-Dec-03

              Distribution Statement
              Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distrib)                                5113778.16
      O/C Release Amount                                               0.00
      O/C Deficiency (after distrib)                              213332.78
      O/C Target Amount                                          5113778.14
      O/C Amount (after distrib)                                 5113778.14

    Amount of Excess Interest                                    1046543.21
    Amount of Excess Cashflow                                    1046543.21


iv) Servicing Fees            Group I    Group II-A  Group II-B    Total
Servicing Fees               25471.48     53238.54    6786.86    85496.88
Act & Unpaid Spec Serv         0.00         0.00        0.00       0.00
Special Servicing Fees         0.00         0.00        0.00       0.00


v) Advances                                          254681.47

vi) End Bal                  58851729    126390431    13906506   199148665

vii) Loan Count                      507        2255          56       2818
Wt'd avg Rem Term                    336         225         343        266
Wt'd avg Mortg Rt               8.73273%    9.92096%    8.24599%   9.45285%

viii)  Delinquency And Foreclosure Information:

Group I       All Categories             Bankruptcy
                 Number       Balance      Number     Balance
Current            442       50797358.66     0              0.00
30                 33         4127868.91     0              0.00
60                  4          311331.81     0              0.00
90+                23         2779961.76     4         263215.66


               Foreclosure
                 Number       Balance
Current             0               0.00
30                  0               0.00
60                  0               0.00
90+                 8          918379.64


Group II-A    All Categories             Bankruptcy
                 Number       Balance      Number     Balance
Current           1969      106542823.74     0              0.00
30                 136        8721696.91     10        651238.78
60                 42         2440551.75     5         203379.50
90+                98         7584078.87     21       2003424.68


                                     Foreclosure
                 Number       Balance
Current             0               0.00
30                  0               0.00
60                  0               0.00
90+                29         2501968.86


Group II-B    All Categories             Bankruptcy
                              Number      Balance      Number
Current            47        12480265        0           0
30                  2         558393         0           0
60                  3         232658         0           0
90+                 3         592008         1         183763

                                     Foreclosure
                 Number       Balance
Current             0            0
30                  0            0
60                  0            0
90+                 1          71681

ix)           Loans that became REO properties                   see pg. 4
x)            Total Book Value of REO Properties:                see pg. 4

                                Group I   Group II-A  Group II-B     Total
xi)           Prepayments     2965914.64  3003032.55  2412125.36 8381072.55

xii) Current Period Prepayment Penalties                          137452.13
Aggregate Prepayment Penalties                                    760472.55
Prepayment Penalties allocable to Classes N                       760472.55
Prepayment Penalties allocable to Classes X                               0
xiii)                           Group I   Group II-A  Group II-B     Total
Agg Real Losses               149,046.80   64,285.99        0.00 213,332.79
Cum Real Losses               149,283.19  204,160.88    6,835.23 360,279.30

xiv)          Realized Loss Allocations         See Page 1
xv)           Accrued Certificate Interest      See Page 1

xvi)          Prep Int Shortfall not covered by servicer
                                    0           0           0          0

xvii)         Trustee Fees        594.27    1,244.13      156.50   1,994.90

xviii)
                             LIBOR Carryover Amounts
              Curr Distrib Amts. Remain               RAI S/F
AV-1                0            0                       0
AV-2                0            0                       0
AF-1                0            0                       0
M-1                 0            0                       0
M-2                 0            0                       0
B-1                 0            0                       0
B-2                 0            0                       0
N                   0            0                    3011.41
X                   0            0                       0

xix)          O/C Deficiency (after distrib)                          0.00

xx)           Has Trigger Event has occurred?                   NO
              Cum Real Losses %                                  0.1303374%

xxi)
Available Funds               Group I    Group II-A  Group II-B    Total
Sched Int -Net Serv Fees     420115.22   1004575.13  105362.53  1530052.88
Sched Principal              44210.43    367769.57    12132.91   424112.91
Unsched Prin                2966001.09   2999541.94  2412125.35 8377668.38
Available Funds             3427315.33   4371886.64  2529620.79 10328822.76

xxii)         Class Interest Rate         See Page 1

xxiii)        Liquidation Report
                 Unpaid
   Loan Num     Prin. Bal   Sched Prin  Liq. Proceed    Loss
7656820
              71,005.96
                     56.37
            48,009.19
           22,940.40

7657885
            136,698.94
                   191.81
          132,760.18
             3,746.95

8632366
            147,098.35
                     44.64
          117,440.90
           29,612.81

8641326
            125,518.13
                          -
          108,930.71
           16,587.42

8657587
              67,703.05
                          -
              6,142.45
           61,560.60

8663593
              52,227.31
                     47.42
            21,253.66
           30,926.23

8687121
            187,719.01
                     81.90
          139,678.73
           47,958.38


            787,970.75
                   422.14
          574,215.82
         213,332.79



xxiv)         Mortgage Loans Purchased by Servicer                     0.00

xxv)          Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)         REO Report
                 Unpaid
   Loan Num     Prin. Bal   Sched. Bal   Book Val.

8349839
              99,593.50
              99,179.59
          102,029.83


7659006
              34,016.93
              33,909.75
            34,043.56


7658818
              37,608.79
              37,316.17
            40,200.54


10514257
              43,315.68
              43,180.85
            43,862.69


10524314
              47,784.78
              47,496.18
            54,581.49


10518904
              10,977.08
              10,977.08
            12,764.86


8554909
              88,009.29
              87,666.88
            88,182.09


8660417
            304,683.09
            303,314.31
          303,314.31


8555013
            112,615.11
            111,977.89
          122,555.34


8666877
            121,102.20
            120,746.21
          122,760.16


8657959
            128,894.28
            128,516.66
          128,532.66


8508038
            257,890.47
            256,094.13
          262,303.63


8657330
            273,755.29
            273,194.18
          275,719.28


8658627
            296,735.57
            295,915.47
          305,475.37


8655748
              73,802.78
              73,533.68
            77,399.67



         1,930,784.84
         1,923,019.03
       1,973,725.48



              SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA